Exhibit 10.13

Commissioned Processing Contract

Party A: Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

Registered place: 66 Yangshan Road, Economic Development Zone, Xuzhou City,

Jiangsu Province

Legal representative or principal: Xu Jin

Party B: Changzhou Huasheng Hengneng Optoelectronics Co., Ltd.

Registered place: North of Middle Huacheng Road (2 Zhongxing Road), Jintan

Legal representative or principal: Feng Yan Economic Development Zone

The Contract is hereby concluded by and between Party A and Party B through friendly consultation in accordance with relevant provisions of “Contract Law of the People’s Republic of China” and shall be binding upon both parties.

Article I. Contract object

Party A intends to provide Party B with polysilicon (hereinafter referred to as “polysilicon”) so as to entrust Party B to process wafers conforming to requirements of the Contract, for the purpose that Party A may sell such wafers to any third party (hereinafter referred to “practical user”).

Article II. Yield rate and processing volume

2.1	Polysilicon should be processed into monocrystalline wafers with size as 125mm * 125mm, and the yield rate shall be:

For year 2008, as per *** piece/kg; for year 2009, as per *** piece/kg; for year 2010, as per *** piece/kg; and for year 2011, as per *** piece/kg;

2.2	For total quantity of wafers that Party A entrusts Party B to process as well as processing volume for each month of each year, refer to Appendix II “Polysilicon, processing volume of silicon wafers and number of silicon wafers” for details.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

2.3	Processing volume of wafers set forth in Appendix II refers to the rationally anticipated processing quantity when entering into the Contract by both parties. In performance of the Contract, Party B shall guarantee the production capacity as per the anticipated production volume set forth in Appendix II. For the actual processing quantity, Party B shall process and deliver wafers as per polysilicon delivered by Party A as agreed in Article 4 hereof and relevant yield rate.

Article III. Quality standard and requirements of wafers

Wafers as processed by Party B shall strictly conform to the requirements of each parameter set forth in Appendix III and it shall have a *** quality warranty period as of the date of Party’s delivery of wafers.

Unless otherwise specified herein, Party A may from time to time at its discretion adjust parameter requirements of wafers entrusted to Party B to process, provided that such adjustment of parameters shall be consented by Party B. Otherwise, Party B shall not be held responsible for any loss so occurred against Party A.

Article IX. Delivery of polysilicon

4.1	Quantity of polysilicon to be delivered: polysilicon shall be delivered to Party B monthly. Refer to Appendix II “Polysilicon, processing volume of wafers and number of wafers” for detailed specifications regarding quantity of polysilicon to be delivered. Party A shall be entitled to, as per its own practical production capacity, appropriately adjust the quantity of polysilicon to be delivered to Party B for each month as set forth in Appendix II, provided that a notification signifying such adjustment be made *** in advance to Party B and that the quantity as may be provided after such adjustment shall not exceed *** of that for each month as provided in the appendix. Should Party A provide polysilicon exceeding such range as

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

specified in the previous sentence, Party A shall notify Party B *** in advance. In case Party B can not process the quantity of polysilicon as provided by Party A, Party B shall so notify Party A in a written form signifying its actual processing capacity and when being confirmed by Party A in a written form. Party B shall not be held responsible for the processing of the portion exceeding that confirmed.

4.2	Delivery mode and time: polysilicon shall be delivered by Party B itself and Party B shall within *** complete delivery of processed polysilicon for the month upon receipt of Party A’s delivery notice.

4.3	Place of delivery: such warehouse as may be designated by Party A.

4.4	Party B shall be responsible for transportation of polysilicon at the expense of Party A (included in expenses for processing). Party B shall arrange delivery works properly by taking into account anticipated delivery duration as well as the time for loading, so that delivery of polysilicon may be completed within the schedule as stipulated in this article.

4.5	Packing of polysilicon shall be the responsibility of Party B who shall guarantee that its packing may meet the requirements for long distance transportation.

4.6	Party A shall be deemed to have delivered the polysilicon to Party B upon the loading of the same on such vehicles as designated by Party B, risk involved thereafter shall be responsibility of Party B; before delivery, risk involved shall be the responsibility of Party A. However, if Party B should fail to carry away polysilicon on schedule, risks involved thereof after the date of delivery as provided by the Contract shall be assumed by Party B.

Article V. Inspection and custody of polysilicon

5.1	Authorized representative of Party B shall submit a letter of authority when trying to taking away polysilicon and before leaving warehouse of Party A or designated by Party A make clear the quantity of polysilicon as delivered by Party A and make a

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

written confirmation regarding the quantity of such polysilicon as delivered by Party A. As such, the authorized representative of Party B shall together with Party A take samples from the current batch of materials and reserve the sample with Party A after that is sealed and marked upon inspection, and the reserved sample will represent the overall quality of current batch of materials to be delivered upon the confirmation by both parties.

5.2	Polysilicon as to be provided by Party A to Party B shall conform to such requirements as stipulated in Appendix I “Specification of polysilicon” hereto. Party B shall conduct inspections on such polysilicon within *** after the delivery by Party A. Should quality or specification of such polysilicon be discovered as not meeting requirements of the Contract upon inspection (other than those caused by poor transportation), Party B shall so notify Party A within the inspection period as stipulated in the previous sentence and shall replace them within *** upon the confirmation by Party A. Freight so incurred shall be borne by Party A. In case Party B fails to notify Party A any discrepancy regarding quality and/or specification within the inspection period, then it shall be deemed that polysilicon provided by Party A conform to stipulations of the Contract and Party A then may dismantle the seal for the current batch of reserved sample.

5.3	Party B shall properly keep the polysilicon as provided by Party A properly and without Party A’s prior written consent Party B shall not replace any polysilicon at its own discretion.

5.4	For completion of processing of wafers as per the Contract, Party B shall only use polysilicon as provided by Party A and shall under no circumstance use or adulterate polysilicon not provided by Party A. As such, Party B shall guarantee to apply the dedicated monocrystalline wafer production oven to produce wafers for Party A. Such dedicated monocrystalline wafer production ovens shall not be used for production of any product for any third party.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Article VI. Delivery of wafers

6.1	Quantity of wafers to be delivered: Party B shall deliver wafers to Party A as per processing volume of wafers as set forth in Appendix II “Polysilicon, processing volume of wafers and number of wafers”. In case adjustment on providing quantity of polysilicon has been made by Party A, delivery of wafers shall be as per the adjusted processing volume of wafers. Party B shall keep stable and consecutive productions of wafers so as to deliver wafers as required by Party A or practical users.

6.2	Delivery time and place: within *** after delivery of polysilicon by Party A to Party B, Party B shall complete processing of wafers as per requirements on quantity and quality set forth in the Contract and deliver such wafers to Party A’s warehouse or other destination as may be designated by Party A in good batch number which shall at least cover information regarding serial numbers of polysilicon provided by Party A, production date, date of delivery, and name of practical user.

6.3	The unloading of wafers from vehicles as designated by Party B to Party A’s warehouse or any other destination as may be designated by Party A shall be deemed to be a delivery of wafers by Party B to Party A. Risks involved before delivery of wafers shall be assumed by Party B; after delivery, risks shall be assumed by Party A.

6.4	Freight and expenses: transportation for delivery shall be arranged by Party B itself, and freight so incurred shall be borne by Party A (included in expenses for processing). Party B shall fully take into consideration of transportation duration together with loading and unloading duration and arrange transportation work without delay so that wafers that shall be delivered for the month may be delivered to Party A or any third Party as may be designated by Party A within the delivery duration as provided in this article.

6.5	During the course of deliver, Party B shall cause the receiver (refer to Party A or practical user) and Party B to jointly sample at least *** pieces of wafers and record relevant information regarding the wafers (at least including batch number). When such information has been confirmed by the receiver, Party B shall together with the receiver seal the said samples and the recorded information for several copies. Samples sealed shall at least be reserved with Party A for at least one copy.

6.6	In case Party A or practical user asks for onsite inspection in the place of delivery, Party B shall provide convenience accordingly, and the completion of inspection shall be deemed as a delivery.

Article VII. Requirements on packing and expenses of packing

7.1	Party B shall be responsible for packing of wafers. Packing of wafers hereunder to be made by Party B for Party A or any third party as may be designated by Party A shall conform to industry standard and those packing requirements as may be rationally judged by professional insiders. In addition, such wafers and packing shall be able to withstand requirements on long distance transportation and rough handling.

7.2	Expenses for such packing shall be borne by Party B, and packing materials shall not be returned, which shall belong to Party A or any third party as designated by Party A.

Article VIII. Inspection and acceptance

8.1	During the course of processing, Party B shall accept Party A’s necessary inspections on its works, provided, however, that Party A shall not impede Party B’s normal operation.

8.2	Party A or any third party designated by Party A shall check the quantity of wafers as delivered at the day by Party B and shall give written confirmations regarding the quantity so delivered with Party B’s employees. In case the quantity of wafers so delivered are less than that specified in the Contract, Party B shall within *** make them up and assume relevant liabilities for overdue delivery. Any and all expenses for wafers so incurred shall be borne by Party B.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

8.3	Quality inspection period of Party A’ inspection on wafers shall last for one year, commencing from the date of delivery of wafers by Party B. Where any nonconformity to relevant stipulations of the Contract is inspected, Party A shall within the duration as aforesaid notify Party B in writing. Party B shall within *** after receiving such written notification specifying discrepancy replace such wafers with quality defects. For wafers as provided by Party B, *** of nonconformity rate shall be permitted. For disqualified wafers within the range of nonconformity rate, Party B shall not be held responsible for breach of Contract if Party B may replace them within *** upon receipt of Party A’s notification. Failing that, Party B shall be liable for overdue delivery. As to responsibilities for overdue delivery of wafers with quality defects, the time limit for overdue delivery shall be calculated as of the date of first delivery till the completion of replacement of wafers conforming to quality requirements. Any and all expenses so occurred shall be borne by Party B (the expenses include but are not limited to expenses for handling quality related issues, loss borne by Party A for client’s claim for remuneration as well as anticipated profit loss of Party A).

8.4	Acceptance standard: refer to Appendix II and Appendix III for details.

8.5	In case of any dispute between the parties over the quality of wafers during inspection, any party hereto may apply with legal quality supervision and inspection authority for relevant inspections and acquire inspection certificate. Should wafers fail to conform to Contract requirements, Party B shall repair such wafers or replace them with new ones and bear relevant responsibilities for delivery overdue as well as bear expenses for such inspection. Provided that the quality of the wafers meets the requirement of the Contract upon inspection, Party A shall assume such fees accordingly.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

8.6	If any practical user claims against Party A for inconformity of wafers produced by Party B or deferred delivery with fault of Party B, Party A shall immediately so notify Party B who shall then give assistance to Party A for technical supports, defense, counterplea and any other necessary activities so that Party A may not have to bear such responsibilities. If a competent court or arbitral authority decide that Party A shall be liable for such quality defects or deferred delivery with fault of Party B and indemnify the practical user and Party A has already made such notification as specified in this article, Party B shall indemnify Party A with full amount equivalent to the sum as made by Party A against the practical user as per court decisions and shall bear relevant responsibilities for breaching of the Contract.

Article IX. Expenses for processing and payment

9.1	Party B shall be entitled to charge fees for actually processed wafers conforming to requirements of the Contract. Unit price for each piece shall be calculated as per relevant provisions of appendixes hereto (including 17% value-added tax and freight).

9.2	Party A shall within *** upon delivery of wafers by Party B settle expenses for processing. Should Party B indemnify Party A with any amount before Party A’s settlement of payment, Party A may directly deduct such sum from the expenses for processing. For wafers overdue accepted by Party A, Party A shall within *** settle the expenses for processing with Party B, provided that the default penalty for overdue delivery shall be deducted.

9.3	Party B shall as per relevant regulations and provisions as agreed issue formal invoices conforming to provisions of applicable laws to Party A.

9.4	If Party A without any due cause fails to pay expenses for processing to Party B, Party B shall be entitled to investigate relevant liabilities for breach against Party A pursuant to provisions of the Contract, provided that no polysilicon and wafers shall be withheld.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Article X. No delegation

Without Party A’s prior written consent, Party B shall not delegate the processing of wafers hereunder to any third party.

Article XI. Confidentiality

11.1	Confidentiality obligation. The parties shall strictly keep confidential any and all relevant information as may come to known from the other Party during performance of the Contract, including without limitation to business secret, proprietary information or technology, sample, software, mold designing requirements, technical drawings, workmanship or assembly process flow, research achievement, price and calculations, financial data, quality standard, Contract terms concluded by the parties as well as any other technical and commercial information (hereinafter referred to as “confidential information”). Unless prior written consent from the other party has been acquired or disclosure has to be made pursuant to provisions of relevant laws and regulations, the party receiving any confidential information from the other party shall not disclose such confidential information to any third party, in whole or in part. Except for the purposes of performance of the Contract, any receiving party shall not use such information for any other purposes directly or indirectly, in part or in whole. Each party hereto agrees to keep the confidentiality of confidential information from the other party in line with protection degree of its own confidential information, provided, however, that such protection degree shall not lower than a reasonable degree. In case of any unauthorized use or disclosure of any confidential information from the other party, the parties hereunder shall notify the other party in writing without delay and shall give assistance to the other party in taking remedy measures. The party receiving confidential information from the other party may disclose such information to its own relevant employees, agents or professionals as employed, provided that it shall assure that such personnel shall be bounded by the Contract and keep confidentiality of such confidential information that come to them and use such information only for the purposes of performance of the Contract.

11.2	Exception of confidential information. The followings shall not be regarded as confidential information: (1) any information obtained before receiving from the other party, with written evidence supporting such fact; (2) any information available in the public domain not due to the fault of the receiving party; (3) any information disclosed as per applicable law requirements; (4) any information disclosed as per compulsive requirements of any competent governmental authority and/or supervising & monitoring institution; and (5) any information as obtained via any other legal approach after receiving the same.

11.3	Provisions of this article will survive the termination or dissolution of the Contract without time limit.

Article XII. Declaration and assurance

12.1	Both parties are enterprises legally established and exist, having full right, power and competence to conclude and exercise the Contract. Any and all formalities as needed for conclusion and performance of the Contract have been legally handled and prepared with due effectiveness. Any and all internal authorization procedures for conclusion of the Contract have already been handed and the undersigned are legal representatives or authorized representatives of each party. The Contract shall be binding upon both parties after its taking effect.

12.2	In concluding the Contract, no decision, ruling, arbitration or specific administrative action which may sufficiently have materially adverse effects on performance of the Contract was made by any court, arbitral authority, administrative organ or supervising & monitoring institute.

12.3	Party B undertakes to take out property insurance with full amount for assets pertaining to wafers hereunder.

Article XIII. Party B’s liability for breach of Contract

13.1	In case Party B fails to take away polysilicon pursuant to the schedule as provided by the Contract, Party B shall pay Party A with ***. For *** or more overdue, Party A shall be entitled to decline Party B’s taking away of polysilicon and to terminate processing entrustment for the portion of deferred delivery. Furthermore, Party A shall have right to charge default fine from Party B as ***. In case Party B should delay its delivery of wafers due to its delayed picking up of polysilicon, Party B shall be liable for delayed delivery of wafers as per provisions of Article 13.3 of the Contract.

13.2	In case wafers delivered by Party B should be insufficient in quantity pursuant to stipulations of the Contract, Party B shall within *** upon such delivery make them up and these portion shall be handled as per delayed delivery as specified in Article 13.3 of the Contract.

13.3	In the event that Party B shall delay its delivery of wafers in line with agreements of the Contract, Party B shall pay Party A with a default penalty as ***; at the same time, Party A shall be entitled to stop providing polysilicon to Party B until such breach of Party B has been corrected and relevant responsibilities for breach of Contract have been assumed by Party B for Party A. For *** or more days overdue, Party A shall be entitled to dissolve the processing entrustment for the portion delayed or reject to accept the overdue delivery and shall have right to charge a default penalty from Party B as ***. Furthermore, for the portion of polysilicon used yet undelivered, Party B shall indemnify Party A as per the sale price of those dissolved or rejected by Party A in the current month.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

13.4	In case Party B fails to deliver wafers as per quality stipulated in the Contract, Party A shall be entitled to ask Party B to make up the insufficiency with wafers conforming to quality requirements within *** upon delivery of wafers and Party B shall be liable for relevant responsibilities for breach of Contract as per stipulations on overdue delivery in Article 13.3.

13.5	In case more than *** of polysilicon received from Party A shall be damaged and/or lost due to poor custody of Party B, Party B shall indemnify Party A’s loss as per the value of wafers available from such damaged and/or lost materials (subject to sale price of the damaged and lost wafers of the month exercised by Party A). In addition, Party B shall return the damaged polysilicon to Party A.

13.6	Except for an event of force majeure, Party B shall pay Party A with default penalty as *** if Party B fails to deliver wafers on schedule. In addition, for the portion of polysilicon used for the undelivered, Party B shall indemnify Party A as per sale price of polysilicon of the month exercised by Party A.

13.7	If Party B fails to pack wafers as per stipulations of the Contract and re-packing is required, Party B shall be liable for it or re-pack the wafers and assume expenses so occurred, including but not limited to freight and expenses for packing. Under such a circumstance, if Party A asks for compensation rather than re-packing, Party B shall indemnify Party A with the value difference between the disqualified packing materials and the qualified packing materials. Party B shall be responsible for any and all expenses and/or losses of packing or polysilicon arising out of poor packing and/or insufficient or improper protection measures.

13.8	In case any damage of wafers should be occurred during the course of transportation, Party B shall make up qualified wafers within *** upon delivery of wafers and assume responsibilities for overdue delivery stipulated in Article 13.3 herein.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

13.9	If Party B at its own discretion transpose polysilicon provided by Party A, Party A shall be entitled to reject to accept them and charge a default penalty from Party B as per *** of the value of wafers rejected (subject to sale price of damaged and lost wafers of the month exercised by Party A). In addition, for the portion of polysilicon used for the rejected wafers, Part B shall indemnify Party A as per sale price of wafers of the current month exercised by Party A. If Party A under such a case asks for re-work, Party B shall handle as required and be liable for overdue delivery.

Article XIV. Party A’s responsibility for breach of Contract

14.1	Should Party A fails to make payment to Party B on schedule, Party A shall pay Party B the interest for overdue at the rate of current commercial loan issued by the People’s Bank of China upon the amount of such overdue payment.

14.2	Party A may adjust the schedule on providing of polysilicon as per practical requirements. Under such circumstances, should Party A fail to provide Party B with polysilicon as per the time and requirements set forth in the Contract, the date for delivery of such portion of polysilicon shall be extended accordingly.

14.3	Should Party A without due cause refuse to accept wafers, Party A shall then indemnify Party B’s loss so incurred.

Article XV. Dissolution of Contract

15.1	In case the performance of the Contract of one party or both parties is materially affected by force majeure which lasts for over ***, then either party may dissolve the Contract by notifying the other party in writing.

15.2	The Parties hereto may agree to dissolve the Contract through friendly consultations.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

15.3	During the valid term of the Contract, if Party B fails to take away polysilicon for *** overdue for once time or if Party B fails to take away polysilicon accumulated for *** times, Party A shall be entitled to dissolve the Contract and charge a default penalty from Party B as ***. Party B shall then pay Party A with the default penalty as aforesaid in full within *** upon the date of dissolution of the Contract.

15.4	During the valid term of the Contract, if Party B delays to deliver wafers for *** for once time or if Party B delays to deliver wafers for accumulative *** times, Party A shall be entitled to dissolve the Contract and charge a default penalty from Party B as ***. Party B shall then pay Party A with the default penalty as aforesaid in full within *** upon the dissolution of the Contract.

15.5	During the valid term of the Contract, if Party B fails to deliver sufficient quantity of wafers and the insufficiency should accounts for over *** of the wafers that shall be delivered for the month, or if Party B fails to deliver sufficient quantity of wafers for accumulative *** times, then Party A shall be entitled to dissolve the Contract in part or in whole and charge a default penalty as ***. Party B shall then pay Party A with the default penalty as aforesaid in full within *** upon the dissolution of the Contract.

15.6	During the valid term of the Contract, if Party B delivers disqualified wafers and the inconformity should accounts for *** of the wafers deliverable for the month, or if Party B delivers disqualified wafers for accumulated for *** times, then Party A shall be entitled to dissolve the Contract in part or in whole and charge a default penalty as ***. Party B shall then pay Party A with the default penalty as aforesaid in full within *** upon the date of dissolution of the Contract.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

15.7	If Party B without Party A’s written consent entrust wafers to be processed by Party B to any third party, Party A shall be entitled to dissolve the Contract in part or in whole and charge a default penalty from Party B as ***. Party B shall then pay Party A with the default penalty as aforesaid in full within *** upon dissolution of the Contract.

15.8	If Party A without due cause delays to pay Party B with expenses for processing for *** for once or for accumulative *** times and such payment overdue totals more than RMB***, Party B shall be entitled to dissolve the Contract and charge a default penalty from Party A as ***. Party A shall then pay Party B with the default penalty as aforesaid in full within *** upon the date of dissolution of the Contract.

15.9	After the dissolution of the Contract, Party B shall within *** upon such dissolution deliver the wafers processed yet not delivered to Party A. Polysilicon not processed as well as advance payment not deducted yet shall also be returned to Party A within such term as aforesaid. Party B shall be responsible for such transportation and freight for returning such wafers and/or polysilicon to Party A. Party A shall within *** upon completion of the abovementioned issues settle the expenses for processing with Party B, provided that the amount as default penalty to be assumed by Party B hereunder shall be deducted.

15.10	In case Party A need to dissolve the Contract in advance, Party A shall so notify party B *** in advance. Party A shall not be liable for breach of Contract, otherwise, the Contract shall not be dissolved.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

15.11	Dissolution of the Contract shall not affect the validity of relevant provisions regarding responsibilities for breach of the Contract, confidentiality, settlement of disputes, payment of default penalty after dissolution of Contract, etc.

Article XVI. Force majeure

16.1	Force majeure refers to events not foreseeable or not preventable and unconquerable to one party or both parties hereto occurred after formation of the Contract and such events prevent one party or both parties hereto from performing the Contract in part or in whole. Force majeure events include but are not limited to explosion, fire, flood, earthquake, typhoon and other natural disasters as well as war, riots, etc.

16.2	In case of a force majeure event, the Party prevented from performing the Contract shall notify the other party in the most convenient manner without delay and shall within *** upon discovery of such force majeure event submit to the other party with a report of such event specifying the same in details. The Party prevented from performing the Contract shall take all necessary measures so as to eliminate adverse effects of such force majeure event and try its best to reduce the other party’s loss. Upon the end of such force majeure event, the Party prevented from performing the Contract shall continue to fulfill its obligations hereunder.

16.3	In case a force majeure event shall last for more than ***, the parties shall as per influence of such force majeure event on performance of the Contract determine whether to terminate or delay the performance of the Contract, or exempt obligations of the party prevented hereunder in part or in whole. In case such a force majeure should last for more than ***, it shall be handled as per provisions of Article 15.1 of the Contract.

Article XVII. Settlement of disputes

17.1	The Contract shall be governed and interpreted by applicable laws of the People’s Republic of China.

17.2	Any and all disputes arising out of or in connection to the performance of the Contract shall be settled through negotiations of the both parties hereto. In case no agreement can be reached, such case shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in Beijing city.

Article XVIII. Supplementary and appendix

18.1	Any issue not covered herein shall be executed as per provisions of relevant laws and regulations. In case no applicable law and/or regulation should cover such issue, the parties may otherwise reach an agreement as the supplementary of the Contract. Any and all appendixes and supplementary of the Contract shall constitute an integral part of the Contract and shall be equally authentic with the Contract.

18.2	For the purposes of prevention of any doubt, “year” and/or “yearly” in the Contract and/or in the appendixes refer to Gregorian calendar year when used for calculation of total quantity of wafers and unit price including tax; in other cases, they refer to the Contract year.

18.3	Contract year refers to, for year 2008, the full 12 months from May 1, 2008; for subsequent years, it shall be calculated accordingly; for year 2011, from the initial day of Contract year of the year to December 31, 2011.

Article XIX. Effectiveness of the Contract

19.1	The Contract shall take effect upon being signed and sealed by both parties and shall expire on December 31, 2011. The parties may before November 30 of each year consult with each other for adjustment of yield rate, technical specifications and other parameters for subsequent years. Those due yet not agreed shall be executed as per the original provisions of the Contract.

19.2	The Contract is formulated in duplicate with each party hereto holding one and shall be equally authentic.

Party A: Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. (sealed)

Legal representative or authorized representative: (signature)

Party B: Changzhou Huasheng Hengneng Optoelectronics Co., Ltd. (sealed)

Legal representative or authorized representative: (signature)

March 21, 2008

Appendix I. Specification of polysilicon

Special provisions regarding thickness of products:

Year (Contract year)	Specification of thickness of product (unit: ##)
2008	***
2009	***
2010	***
2011	***
2012	***
2013	***
2014	***
2015	***

Remark: for year 2008 - 2011, decrease progressively by *** units; for year 2011 - 2015, decrease progressively by *** units.

For the purpose of specifications set forth in Appendix I, Party A may at any time notify Party B *** in advance in writing of the adjustment of the specifications set forth in Appendix I.

Appendix II. Polysilicon, processing volume of wafers and number of wafers

Year	Unit	2008	2009	2010	2011	Total
Quantity	10,000 pieces	***	***	***	***	6,500
Unit including tax (RMB)	Yuan/piece	***	***	***	***
Quantity of monocrystal silicon wafers available for each kg of polysilicon (125mm* 125mm)	Piece/kg	***	***	***	***
Total price (including tax)	Yuan	***	***	***	***	567,300,000

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Appendix III. Quality and specification of wafers

(Subject to any written notification by Party A to Party B at any time and no discrepancy being lodged in a written form)